UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 to April 30, 2016

ITEM 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17FR 270.30e -1):

Semi-Annual Report
April 30, 2016
Classes A, C, I, R, and W
Global Fund-of-Funds
■
Voya Global Target Payment Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Negative Interest Rates — What Does That Even Mean?
Dear Shareholder,
During the bleak days of February 2016 — when markets around the world were tumbling, and the U.S. seemed to be teetering on the brink of recession — the question began to swirl whether the U.S. Federal Reserve Board (“Fed”) might adopt a negative interest rate policy to further extend its efforts at stimulating the economy. Negative rates mean that instead of paying interest on certain types of deposits by banking institutions, the central bank charges depositors a fee; the policy seeks to force money out of reserve accounts and back into the economy. The question didn’t come out of nowhere: Countries such as Denmark and Sweden had been using negative interest rates with some success, while both the European Central Bank and Bank of Japan also have adopted them.
Today the U.S. economic picture looks better than it did during February. As a result, negative rates are less of a concern here at the moment — though “lower for longer” seems to be a much more likely scenario. By resisting hikes so far this year, Fed policy is now more aligned with those of central banks in Europe, Japan and China. As the wind shifts back toward tightening, however, U.S. policy once again begins to diverge from that of its global counterparts, which will have implications for global asset markets. Negative interest rates have provided economic stimulus but also have driven out investors seeking positive returns. Rising U.S. rates send a positive message about economic strength, but could also cause capital flight from emerging markets.
Such tradeoffs pose challenges when positioning investment portfolios. Which risks are worth taking given the potential rewards? Which should be avoided altogether? One risk you certainly should avoid is attempting to time the market. Regardless of where you expect to find challenges and opportunities, no one knows exactly when they will occur. We at Voya continue to believe that the best approach is to keep your portfolio globally diversified and fully invested. As always, we recommend that you thoroughly discuss any prospective portfolio changes with your financial advisor before taking action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 18, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended April 30, 2016

As our new fiscal year started, markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having been shaken in August when China announced a 2% devaluation of the yuan, had staged a strong recovery in October. But this stalled in November and started to unravel in December. Concerns intensified into February before a dramatic rally left the Index down just 2.63% for the first half of the fiscal year. (The Index returned -1.05% for the six-months ended April 30, 2016, measured in U.S. dollars.)
U.S. economic data were mixed during the period. One island of fairly consistent optimism was employment. New jobs averaged over 245,000 per month and the unemployment rate fell to 5.0%. But the good news was like an island because it seemed to end at the water’s edge with little of it exported to other areas of economic activity like wages, prices and retail sales.
The Federal Open Market Committee (“FOMC”) continually referred to employment in its deliberations and the concern was that this would be used to justify more interest rate increases than the economy could bear. The FOMC on December 16 announced a 0.25% increase in the federal funds rate as a first step in normalizing policy, with FOMC members forecasting four additional rate increases in 2016. This was a prospect condemned by many as detached from reality, to the point of risking recession.
So investor sentiment started 2016 in rather a sour mood and this quickly deteriorated.
Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving: the headline index only rose 0.7% in 2015, the smallest increase since 2008. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015.
One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was to many commentators an unstable dynamic which could only end badly.
The perception of divergence and the general pessimism were made worse by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy attempt at currency devaluation in August, the authorities were spending about $100bn per month in foreign exchange reserves to keep the yuan steady. On January 7, China set the yuan sharply lower, suggesting that they were now reconciled to further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.
Exactly why many markets hit bottom on February 11 is not clear. At around this time, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. She did so again when the FOMC left rates unchanged at their March 16 and April 27 meetings. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. At least temporarily, sentiment had turned. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off. The Index, down nearly 14% for the fiscal year on February 11, regained almost 13% by April 29; the price of a barrel of oil soared 75%. The FOMC’s preferred measure of inflationary expectations bounced 0.40% to 1.82%.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 2.82% in the six-months through April, the Barclays U.S Treasury Bond sub-index added 2.50%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 4.34%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 2.38%, in both cases from a losing position at the end of January.
U.S. equities, represented by the S&P 500® Index including dividends, gained just 0.43% for the six-months, 7.05% in the last three, paced by the more defensive telecoms 14.68% and utilities 12.75%. The worst performing sector was technology -4.32% as a number of prominent names missed first quarter earnings estimates. In total S&P 500® earnings per share were forecast to suffer their fourth consecutive year-over-year decline.
In currencies, the dollar suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 3.89% against the euro, 11.71% against the yen, but advanced 5.60% against the pound as latterly the possibility of Britain’s exit from the European Union loomed larger.
In international markets, the MSCI Japan® Index slumped 13.85% in the six-months through April, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 7.57%, with the financials sector particularly hard hit by the margin-squeezing effect of low (if not negative) interest rates. The MSCI UK® Index, edged up 0.02%. Its financials also suffered from low interest rates, but the losses were offset by gains on defensive staples and by recovering energy and materials.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th – 10th business day based on the roll schedule.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Benchmark Descriptions (continued)

Index	Description
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Global Target Payment Fund

Target Allocations as of April 30, 2016 (percent of net assets)

Large Cap	24%
Mid Cap	4%
Small Cap	2%
International Equity	22%
Emerging Markets	3%
Real Estate	4%
Alternatives	1%
Core Fixed Income	20%
U.S. Treasury 20+ Yr.	1%
Global Bond	2%
U.S. High Yield	9%
Senior Loans	8%
Portfolio holdings are subject to change daily.
Voya Global Target Payment Fund’s (“Global Target Payment” or the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, and Jody Hrazanek, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.**
The Fund’s MPP is designed to provide level monthly payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.
Performance: For the six-month period ended April 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.05% compared to the S&P Target Risk Growth Index, the GTP Composite Index(1) and the 60% MSCI All Country World IndexSM/40% Barclays U.S. Aggregate Bond Index, which returned 1.02%, 1.09% and 0.67%, respectively, for the six-month period. During the six-month period, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of $0.045 per share for Class A shares, which includes a total of  $0.15 per share of return of capital for Class A shares for the six-month period ended April 30, 2016.
Portfolio Specifics: For the reporting period, the Fund underperformed both the GTP Composite Index (The GTP Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared.) and the S&P Target Risk Growth Index. The primary cause of the underperformance relative to the GTP Composite Index, was the Fund’s underlying fund selection.
The Fund attempts to outperform the GTP Composite Index through the selection of Underlying Funds, which represent the various asset classes within the GTP Composite Index. The biggest detractors over the period were allocations to the Voya Multi-Manager International Small Cap Fund, Voya Multi-Manager Mid Cap Value Fund and Voya Large Cap Value Fund. The largest outperformers were Voya Small Company Fund, Voya Mid Cap Opportunities Fund and Voya Multi-Manager International Equity Fund. There were no changes to the lineup of underlying funds managed with an active investment strategy over the period.
At the end of February, we incorporated some of our previously held tactical positions into our strategic asset allocation to reflect the longer term nature of these high conviction views. Within the risk asset portion of the Fund’s strategic asset allocation framework, changes included reductions to U.S. large cap growth, U.S. large cap value and U.S. mid cap, and increases to international developed equity and international real estate. On the fixed income side, global bond allocation was reduced and allocated among U.S. aggregate, U.S. high yield and U.S. long duration fixed income.
The Fund also attempts to outperform the GTP Composite Index through tactical asset allocation, i.e., deviating from the GTP Composite Index weightings over the short and medium term. The Fund’s allocation effect on returns from the tactical moves executed during the period was neutral.
In the middle of November, the Fund marginally decreased its U.S. high yield position and reallocated the proceeds into U.S. aggregate fixed income. This trade was executed in an effort to reduce risk given uncertainty over U.S. monetary policy and global growth. We anticipated that the U.S. Federal Reserve Board (“Fed”) would hike rates in December and sought to limit our exposure to the more volatile portion of the fixed income market, as we believed tightening global monetary conditions would weigh on high yield spreads and pressure prices of investments within the energy sector, an important part of the high yield universe. While the duration of U.S. aggregate bonds are slightly longer than high yield bonds, the overall portfolio duration was not affected in a material way. We remain overweight high yield bonds relative to peers.

Voya Global Target Payment Fund	Portfolio Managers’ Report

The options portfolio was also a drag on performance. The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices, including the S&P 500® Index, S&P 400® Index and MSCI EAFE® Index. While elevated levels of equity market volatility created generally attractive premium pricing from the sellers standpoint, a sharp rally in risk assets over the month of March, and to a lesser extent April, caused contracts to expire in-the-money and wipeout option gains built up over the preceding four months.
Current Strategy and Outlook: Risk assets continued their rally in March, as short-term concerns over a potential U.S. recession and China hard landing abated. While recent domestic data have been mixed, positive sentiment from stabilization in China, a rebound in energy prices and easy monetary policy globally has driven the majority of risk assets into positive territory for the year. Despite the recent strength, we believe medium-term risks persist.
Since the third quarter of 2015 the domestic economy has been locked into a period of growth below the post-crisis average. The most recent reading of our U.S. activity indicator shows economic expansion of just 0.7% for first quarter 2016, down from 1.4% in the final quarter of 2015. The consumer remains sluggish, as demonstrated by March’s negative retail sales numbers. Manufacturing is coming off a steep decline for most of 2015 and while there has been some improvement in first quarter 2016, activity measures remain low. Employment continues to be a bright spot for the domestic economy, with wages increasing and jobless claims falling to the lowest level since 1973. We think all of this adds up to a modest re-acceleration in economic growth during the second quarter.
The Chinese economy has stabilized as policy emphasis has swung back to demand-side stimulus from supply-side reform. A few key economic indicators troughed, including electricity consumption (in late 2015) and freight traffic volume (in early 2016). Recent macro data on industrial production and manufacturing surveys have surprised to the upside as well. Our three-factor China activity model is currently implying a GDP equivalent growth rate of 6.8%, broadly in line with consensus estimates.
Monetary policy remains accommodative globally. Slow growth and low readings on inflation data may keep the Fed cautious about raising rates too quickly. We continue to predict two hikes this year, with the first coming no earlier than June. The market-implied probability of a hike by December is currently just above 65%. The European Central Bank made no changes to policy at its April meeting, with President Draghi asking for patience from those skeptical that recent easing actions haven’t yet spurred economic growth. The Bank of Japan also refrained from adding stimulus at its April meeting, a move met with a surging yen and dampened sentiment for risk assets globally.
Global equities made an important low in mid-February, which was reinforced by oversold market conditions. Since then, global equities have gained about 16.2%. A weaker dollar and stabilizing oil prices may be tailwinds for U.S. earnings going forward. We think first quarter 2016 likely will be the trough to the U.S. earnings weakness over the past year. Some measures suggest domestic equity valuations are at their long-term averages, limiting upside return potential absent strong growth. In fixed income, credit markets currently offer better value than U.S. Treasuries, though default rates for speculative-grade debt have been on the rise.

*
Please see the Fund’s “Additional Information” section regarding the MPP on page 20.

**
Effective December 18, 2015, Jody Hrazanek was added as a portfolio manager of the Fund.

(1)
As of April 30, 2016, the index allocation is approximately: 10% of the Russell 1000® Growth Index, 12% of the Russell 1000® Value Index, 4% of the Russell Midcap® Index, 2% of the Russell 2000® Index, 19% of the MSCI EAFE® Index, 3% of the MSCI EAFE® Small Cap Index, 5% of the MSCI Emerging Markets IndexSM, 1% of the Bloomberg Commodity Index, 4% of the FTSE/EPRA NAREIT Developed Index, 22% of the Barclays U.S. Aggregate Bond Index, 9% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 2% of the Barclays Global Aggregate Index, 6% of the S&P/LSTA Leveraged Loan Index, 1% of the Barclays U.S. Treasury 20+ Year Bond Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2016**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2016**
Class A	$1,000.00	$999.50	0.62%	$3.08	$1,000.00	$1,021.78	0.62%	$3.12
Class C	1,000.00	996.60	1.37	6.80	1,000.00	1,018.05	1.37	6.87
Class I	1,000.00	1,001.20	0.31	1.54	1,000.00	1,023.32	0.31	1.56
Class R	1,000.00	999.40	0.87	4.32	1,000.00	1,020.54	0.87	4.37
Class W	1,000.00	1,000.90	0.37	1.84	1,000.00	1,023.02	0.37	1.86

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2016 (Unaudited)

ASSETS:
Investments in affiliated underlying funds at fair value*	$376,743,998
Investments in unaffiliated underlying funds at fair value**	77,406,141
Short-term investments at fair value***	495,159
Total investments at fair value	$454,645,298
Cash pledged as collateral for OTC derivatives (Note 2)	1,840,000
Receivables:
Investments in affiliated underlying funds sold	39,895,474
Investments in unaffiliated underlying funds sold	2,150,205
Fund shares sold	1,968,901
Dividends	537,369
Prepaid expenses	66,916
Reimbursement due from manager	4,695
Other assets	3,552
Total assets	501,112,410
LIABILITIES:
Income distribution payable	117,146
Payable for investments in affiliated underlying funds purchased	4,635,845
Payable for investments in unaffiliated underlying funds purchased	38,221,863
Payable for fund shares redeemed	1,552,988
Payable for investment management fees	97,805
Payable for distribution and shareholder service fees	172,080
Payable for directors fees	2,215
Payable to directors under the deferred compensation plan (Note 6)	3,551
Other accrued expenses and liabilities	91,552
Written options, at fair value^	964,599
Total liabilities	45,859,644
NET ASSETS	$455,252,766
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$465,022,938
Undistributed net investment income	1,915,130
Accumulated net realized loss	(225,246)
Net unrealized depreciation	(11,460,056)
NET ASSETS	$455,252,766
* Cost of investments in affiliated underlying funds	$387,245,427
** Cost of investments in unaffiliated underlying funds	$79,033,815
*** Cost of short-term investments	$495,159
^ Premiums received on written options	$1,633,646
See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2016 (Unaudited) (continued)

Class A
Net assets	$150,254,972
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	18,502,217
Net asset value and redemption price per share†	$8.12
Maximum offering price per share (5.75%)(1)	$8.62
Class C
Net assets	$172,464,279
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	20,536,163
Net asset value and redemption price per share†	$8.40
Class I
Net assets	$92,537,789
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	11,431,768
Net asset value and redemption price per share	$8.09
Class R
Net assets	$305,552
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	37,688
Net asset value and redemption price per share	$8.11
Class W
Net assets	$39,690,174
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,909,192
Net asset value and redemption price per share	$8.08

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$4,906,604
Dividends from unaffiliated underlying funds	674,827
Total investment income	5,581,431
EXPENSES:
Investment management fees	456,271
Distribution and shareholder service fees:
Class A	182,271
Class C	827,890
Class R	702
Transfer agent fees:
Class A	52,407
Class C	59,044
Class I	13,160
Class R	100
Class W	13,348
Shareholder reporting expense	66,880
Registration fees	54,283
Professional fees	29,024
Custody and accounting expense	28,740
Directors fees	6,644
Miscellaneous expense	7,963
Interest expense	958
Total expenses	1,799,685
Net waived and reimbursed fees	(4,695)
Net expenses	1,794,990
Net investment income	3,786,441
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	286,649
Sale of unaffiliated underlying funds	(1,577,968)
Capital gain distributions from affiliated underlying funds	3,133,925
Capital gain distributions from unaffiliated underlying funds	8,324
Futures	59,575
Written options	(1,801,628)
Net realized gain	108,877
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(5,733,369)
Unaffiliated underlying funds	132,995
Written options	819,510
Net change in unrealized appreciation (depreciation)	(4,780,864)
Net realized and unrealized loss	(4,671,987)
Decrease in net assets resulting from operations	$(885,546)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$3,786,441	$5,439,237
Net realized gain	108,877	12,282,182
Net change in unrealized appreciation (depreciation)	(4,780,864)	(17,455,495)
Increase (decrease) in net assets resulting from operations	(885,546)	265,924
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(607,431)	(2,542,005)
Class C	(192,262)	(1,810,524)
Class I	(549,035)	(2,008,264)
Class R	(848)	(532)
Class W	(210,671)	(687,613)
Net realized gains:
Class A	(1,468,187)	(1,664,510)
Class C	(1,596,782)	(1,720,407)
Class I	(982,625)	(1,180,653)
Class R	(2,884)	(490)
Class W	(380,011)	(391,867)
Return of capital:
Class A	(2,835,229)	(4,009,087)
Class C	(3,112,328)	(4,239,394)
Class I	(1,760,909)	(2,757,110)
Class R	(5,647)	(1,090)
Class W	(723,582)	(1,002,421)
Total distributions	(14,428,431)	(24,015,967)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	89,377,755	212,707,566
Reinvestment of distributions	13,771,391	22,989,100
	103,149,146	235,696,666
Cost of shares redeemed	(75,344,765)	(97,362,505)
Net increase in net assets resulting from capital share transactions	27,804,381	138,334,161
Net increase in net assets	12,490,404	114,584,118
NET ASSETS:
Beginning of year or period	442,762,362	328,178,244
End of year or period	$455,252,766	$442,762,362
Undistributed (distributions in excess of) net investment income at end of year or period	$1,915,130	$(311,064)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-16	8.40	0.08•	(0.09)	(0.01)	0.04	0.08	0.15	0.27	—	8.12	(0.05)	0.62	0.62	0.62	1.91	150,255	43
10-31-15	8.89	0.15	(0.10)	0.05	0.18	0.11	0.25	0.54	—	8.40	0.55	0.64	0.61	0.61	1.56	145,212	82
10-31-14	8.90	0.14•	0.38	0.52	0.16	0.27	0.10	0.53	—	8.89	6.07	0.60	0.56	0.56	1.60	114,197	22
10-31-13	8.45	0.21	0.78	0.99	0.29	0.09	0.16	0.54	—	8.90	12.05	0.66	0.53	0.53	2.62	68,100	71
10-31-12	8.30	0.17	0.52	0.69	0.23	0.20	0.11	0.54	—	8.45	8.58	0.70	0.51	0.51	2.01	50,693	75
10-31-11	8.79	0.16	(0.11)	0.05	0.26	—	0.28	0.54	—	8.30	0.40	0.73	0.48	0.48	1.75	52,393	77
Class C
04-30-16	8.68	0.05•	(0.08)	(0.03)	0.02	0.08	0.15	0.25	—	8.40	(0.34)	1.37	1.37	1.37	1.15	172,464	43
10-31-15	9.19	0.07•	(0.09)	(0.02)	0.13	0.11	0.25	0.49	—	8.68	(0.23)	1.39	1.36	1.36	0.80	160,632	82
10-31-14	9.21	0.07•	0.40	0.47	0.12	0.27	0.10	0.49	—	9.19	5.21	1.35	1.31	1.31	0.78	113,862	22
10-31-13	8.75	0.15•	0.81	0.96	0.25	0.09	0.16	0.50	—	9.21	11.15	1.41	1.28	1.28	1.68	38,468	71
10-31-12	8.59	0.11	0.54	0.65	0.18	0.20	0.11	0.49	—	8.75	7.81	1.45	1.26	1.26	1.28	21,912	75
10-31-11	9.09	0.08•	(0.09)	(0.01)	0.21	—	0.28	0.49	—	8.59	(0.28)	1.48	1.23	1.23	0.91	16,784	77
Class I
04-30-16	8.37	0.09•	(0.09)	0.00*	0.05	0.08	0.15	0.28	—	8.09	0.12	0.32	0.31	0.31	2.25	92,538	43
10-31-15	8.87	0.16•	(0.09)	0.07	0.21	0.11	0.25	0.57	—	8.37	0.82	0.34	0.30	0.30	1.89	98,994	82
10-31-14	8.89	0.15•	0.39	0.54	0.19	0.27	0.10	0.56	—	8.87	6.25	0.34	0.31	0.31	1.72	76,730	22
10-31-13	8.44	0.24•	0.78	1.02	0.32	0.09	0.16	0.57	—	8.89	12.38	0.39	0.28	0.28	2.78	12,573	71
10-31-12	8.30	0.20	0.51	0.71	0.26	0.20	0.11	0.57	—	8.44	8.76	0.43	0.24	0.24	2.39	5,213	75
10-31-11	8.78	0.18	(0.10)	0.08	0.28	—	0.28	0.56	—	8.30	0.79	0.46	0.21	0.21	2.03	5,464	77
Class R
04-30-16	8.38	0.07•	(0.08)	(0.01)	0.03	0.08	0.15	0.26	—	8.11	(0.06)	0.87	0.87	0.87	1.64	306	43
10-31-15	8.88	0.12•	(0.09)	0.03	0.17	0.11	0.25	0.53	—	8.38	0.26	0.89	0.86	0.86	1.41	53	82
10-31-14	8.89	0.12	0.38	0.50	0.14	0.27	0.10	0.51	—	8.88	5.82	0.85	0.81	0.81	1.34	5	22
10-31-13	8.45	0.21•	0.76	0.97	0.28	0.09	0.16	0.53	—	8.89	11.75	0.91	0.78	0.78	2.39	3	71
10-31-12	8.30	0.15	0.52	0.67	0.21	0.20	0.11	0.52	—	8.45	8.30	0.95	0.76	0.76	1.84	3	75
08-05-11(5) - 10-31-11	8.41	0.03•	(0.01)	0.02	0.07	—	0.06	0.13	—	8.30	0.30	0.98	0.73	0.73	1.46	3	77
Class W
04-30-16	8.36	0.09•	(0.09)	0.00*	0.05	0.08	0.15	0.28	—	8.08	0.09	0.37	0.37	0.37	2.16	39,690	43
10-31-15	8.85	0.15•	(0.08)	0.07	0.20	0.11	0.25	0.56	—	8.36	0.82	0.39	0.36	0.36	1.79	37,871	82
10-31-14	8.87	0.16	0.38	0.54	0.19	0.27	0.10	0.56	—	8.85	6.26	0.35	0.31	0.31	1.87	23,385	22
10-31-13	8.43	0.24•	0.77	1.01	0.32	0.09	0.16	0.57	—	8.87	12.27	0.41	0.28	0.28	2.73	13,716	71
10-31-12	8.28	0.19	0.53	0.72	0.26	0.20	0.11	0.57	—	8.43	8.91	0.45	0.26	0.26	2.30	8,802	75
10-31-11	8.77	0.16•	(0.09)	0.07	0.28	—	0.28	0.56	—	8.28	0.67	0.48	0.23	0.23	1.89	6,701	77
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (“VSF” or the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six separate active investment series. This report is for Voya Global Target Payment Fund (“Global Target Payment” or the “Fund”), which is a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period ended April 30, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Please see the “Additional Information” section for information regarding the Fund’s MPP.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended April 30, 2016.
The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of April 30, 2016, the total fair value of written OTC call options subject to Master Agreements in a net liability position was $964,599. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund had pledged $1,840,000 in cash collateral for its open written OTC call options at April 30, 2016.
G. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the period ended April 30, 2016, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Funds during periods of declining markets. Please refer to Note 8 for the volume of written option activity during the period ended April 30, 2016.
H. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2016, the Fund had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2016, the Fund had an average notional value on futures contracts purchased of $5,637,956. There were no open futures contracts at April 30, 2016.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2016, the cost of purchases and the proceeds from sales of investments were $208,507,875 and $191,814,308, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except Class I and Class W) has a plan pursuant to Rule 12b-1 under the 1940 Act and/or a shareholder services plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R pay the Distributor a Distribution and/or Shareholder Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2016, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$80,361	$—
Contingent Deferred Sales Charges:	$14	$7,928
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2016, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “Plan”), which allows eligible independent directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)(1)
Class A	Class C	Class I	Class R	Class W
1.30%	2.05%	0.99%	1.55%	1.05%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of April 30, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
April 30,
2017	2018	2019	Total
$75,617	$92,384	$34,390	$202,391
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2016, are as follows:
	April 30,
	2017	2018	2019	Total
Class A	$1,312	$10,358	$8,445	$20,115
Class C	5,782	10,341	8,609	24,732
Class I	—	—	27,756	27,756
Class W	2,346	2,172	1,820	6,338
The Expense Limitation Agreement is contractual through at least March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 8 — WRITTEN OPTIONS
Transactions in written OTC call options on equity indices for the period ended April 30, 2016 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2015	589,387	$1,252,626
Options Written	4,439,999	9,541,905
Options Expired	(2,367,109)	(3,759,473)
Options Terminated in Closing Purchase Transactions	(1,764,682)	(5,401,412)
Balance at 04/30/2016	897,595	$1,633,646

NOTE 9 — LINE OF CREDIT
The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon (“BNY”)
for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the period ended April 30, 2016 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
12	$2,090,917	1.32%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
4/30/2016	3,053,330	—	537,554	(2,382,484)	1,208,400	24,790,213	—	4,335,956	(19,307,336)	9,818,833
10/31/2015	6,888,459	—	849,640	(3,295,749)	4,442,350	60,225,231	—	7,350,356	(28,741,569)	38,834,018
Class C
4/30/2016	3,765,835	—	578,718	(2,311,049)	2,033,504	31,645,925	—	4,828,048	(19,304,186)	17,169,787
10/31/2015	7,893,355	—	853,441	(2,636,450)	6,110,346	71,342,410	—	7,629,704	(23,610,968)	55,361,146
Class I
4/30/2016	3,037,229	—	409,010	(3,837,823)	(391,584)	24,462,022	—	3,291,010	(30,355,084)	(2,602,052)
10/31/2015	6,907,556	—	688,846	(4,424,651)	3,171,751	60,210,273	—	5,944,351	(38,493,302)	27,661,322
Class R
4/30/2016	30,254	—	1,162	(106)	31,310	253,718	—	9,361	(852)	262,227
10/31/2015	6,779	—	232	(1,202)	5,809	58,442	—	1,997	(10,520)	49,919
Class W
4/30/2016	1,021,119	—	162,692	(803,196)	380,615	8,225,877	—	1,307,016	(6,377,307)	3,155,586
10/31/2015	2,398,684	—	239,664	(751,306)	1,887,042	20,871,210	—	2,062,692	(6,506,146)	16,427,756
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2016 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current tax period ending April 30, 2016 has been estimated below and may change after the Fund’s tax year-end of December 31, 2016. The tax composition of dividends and distributions to shareholders was as follows:
Four Months Ended April 30, 2016		Tax Year Ended December 31, 2015
Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
$1,219,224	$8,437,695	$8,302,836	$5,832,282	$11,233,303
The tax-basis components of distributable earnings as of the Fund’s tax year ended December 31, 2015 were:
Unrealized Appreciation/ (Depreciation)
$(19,678,781)
At December 31, 2015, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions in 2010.
NOTE 12 — SUBSEQUENT EVENTS
Line of Credit: Effective May 20, 2016, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Dividends: Subsequent to April 30, 2016, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	June 1, 2016	May 27, 2016
Class C	$0.0410	June 1, 2016	May 27, 2016
Class I	$0.0470	June 1, 2016	May 27, 2016
Class R	$0.0430	June 1, 2016	May 27, 2016
Class W	$0.0470	June 1, 2016	May 27, 2016
Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.0%
35,392		iShares Barclays 20+ Year Treasury Bond Fund	$4,579,017	1.0
123,500	@	iShares Barclays Aggregate Bond Fund	13,696,768	3.0
109,122		iShares iBoxx $ High Yield Corporate Bond Fund	9,149,895	2.0
155,615		iShares MSCI EAFE Index Fund	9,092,665	2.0
180,000	@	iShares Russell 1000 Value Index Fund	18,125,536	4.0
96,000		Vanguard S&P 500 ETF	18,165,120	4.0
		Total Exchange-Traded Funds (Cost $73,653,627)	72,809,001	16.0
MUTUAL FUNDS: 83.8%
		Affiliated Investment Companies: 82.8%
3,745,184		Voya Floating Rate Fund - Class I	36,702,807	8.1
903,541		Voya Global Bond Fund - Class R6	9,161,906	2.0
905,612		Voya Global Real Estate Fund - Class R6	18,157,529	4.0
4,134,722		Voya High Yield Bond Fund - Class I	32,085,444	7.1
7,523,290		Voya Intermediate Bond Fund - Class R6	76,135,695	16.7
4,292,103		Voya International Core Fund - Class I	38,628,930	8.5
2,700,772		Voya Large Cap Value Fund - Class R6	31,626,036	6.9
1,234,040		Voya Large-Cap Growth Fund - Class R6	41,056,497	9.0
386,542		Voya MidCap Opportunities Fund - Class R6	9,106,941	2.0
1,500,569		Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,670,182	3.0
3,730,360		Voya Multi-Manager International Equity Fund - Class I	38,609,224	8.5
285,683		Voya Multi-Manager International Small Cap Fund - Class I	13,681,379	3.0
888,422		Voya Multi-Manager Mid Cap Value Fund - Class I	9,061,903	2.0
599,175		Voya Small Company Fund - Class R6	9,059,525	2.0
			376,743,998	82.8
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.0%
936,281	@	Credit Suisse Commodity Return Strategy Fund - Class I	$4,597,140	1.0
		Total Mutual Funds (Cost $392,625,615)	381,341,138	83.8
		Total Long-Term Investments (Cost $466,279,242)	454,150,139	99.8
SHORT-TERM INVESTMENTS: 0.1%
		Mutual Funds: 0.1%
495,159		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.420%†† (Cost $495,159)	495,159	0.1
		Total Short-Term Investments (Cost $495,159)	495,159	0.1
		Total Investments in Securities (Cost $466,774,401)	$454,645,298	99.9
		Assets in Excess of Other Liabilities	607,468	0.1
		Net Assets	$455,252,766	100.0

††
Rate shown is the 7-day yield as of April 30, 2016.

@
Non-income producing security.

Cost for federal income tax purposes is $467,225,387.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,452,330
Gross Unrealized Depreciation	(15,032,419)
Net Unrealized Depreciation	$(12,580,089)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2016 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$72,809,001	$—	$—	$72,809,001
Mutual Funds	381,341,138	—	—	381,341,138
Short-Term Investments	495,159	—	—	495,159
Total Investments, at fair value	$454,645,298	$—	$—	$454,645,298
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(964,599)	$—	$(964,599)
Total Liabilities	$—	$(964,599)	$—	$(964,599)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/2015	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 04/30/2016	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$35,173,263	$4,634,135	$(3,023,109)	$(81,482)	$36,702,807	$737,135	$(59,268)	—
Voya Global Bond Fund - Class R6	30,406,146	7,536,751	(30,388,402)	1,607,411	9,161,906	1	(663,876)	—
Voya Global Real Estate Fund - Class R6	13,232,266	5,484,767	(902,244)	342,740	18,157,529	273,879	55,555	—
Voya High Yield Bond Fund - Class I	35,502,928	3,642,176	(7,027,238)	(32,422)	32,085,444	891,868	(433,106)	—
Voya Intermediate Bond Fund - Class R6	64,197,897	31,263,627	(20,226,533)	900,704	76,135,695	1,207,223	281,125	—
Voya International Core Fund - Class I	28,791,665	12,345,808	(1,111,722)	(1,396,821)	38,628,930	321,081	33,751	437,585
Voya Large Cap Value Fund - Class R6	55,945,057	15,502,039	(38,533,070)	(1,287,990)	31,626,036	557,614	(1,203,427)	1,050,321
Voya Large-Cap Growth Fund Class R6	47,817,568	2,609,671	(6,512,921)	(2,857,821)	41,056,497	—	1,564,332	—
Voya MidCap Opportunities Fund - Class R6	6,715,362	8,012,825	(5,723,405)	102,159	9,106,941	—	90,762	93,242
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,318,182	9,846,579	(1,231,497)	(263,082)	13,670,182	201,878	85,010	—
Voya Multi-Manager International Equity Fund - Class I	37,685,096	9,438,516	(6,714,260)	(1,800,128)	38,609,224	489,951	493,492	360,509
Voya Multi-Manager International Small Cap Fund - Class I	13,265,191	1,179,950	(518,669)	(245,093)	13,681,379	162,956	33,432	—
Voya Multi-Manager Mid Cap Value Fund - Class I	6,685,769	5,461,979	(2,743,121)	(342,724)	9,061,903	54,399	(166,911)	702,093
Voya Small Company Fund - Class R6	8,838,068	6,834,657	(6,234,380)	(378,820)	9,059,525	8,619	175,780	490,173
	$389,574,458	$123,793,480	$(130,890,571)	$(5,733,369)	$376,743,998	$4,906,604	$286,649	$3,133,925

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2016 (Unaudited) (continued)

At April 30, 2016, the following over-the-counter written options were outstanding for Voya Global Target Payment Fund:
Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Securities
823,212	UBS AG	Call on iShares® MSCI EAFE Index Fund	59.450 USD	05/25/16	$797,692	$(448,811)
24,750	BNP Paribas Bank	Call on S&P 500® Index	2,091.700 USD	05/25/16	641,943	(387,734)
49,633	BNP Paribas Bank	Call on SPDR® S&P® MidCap 400 ETF	269.580 USD	05/25/16	194,011	(128,054)
Total Written OTC Options					$1,633,646	$(964,599)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$964,599
Total Liability Derivatives		$964,599

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$59,575	$(1,801,628)	$(1,742,053)
Total	$59,575	$(1,801,628)	$(1,742,053)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$819,510
Total	$819,510

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2016:
	BNP Paribas Bank	UBS AG	Totals
Liabilities:
Written options	$515,788	$448,811	$964,599
Total Liabilities	$515,788	$448,811	$964,599
Net OTC derivative instruments by counterparty, at fair value	$(515,788)	$(448,811)	$(964,599)
Total collateral pledged by Fund/(Received from counterparty)	$—	$448,811	$448,811
Net Exposure(1)(2)	$(515,788)	$—	$(515,788)

(1)
At April 30, 2016, the Fund had pledged $1,840,000 in cash collateral to UBS AG. Excess cash collateral is not shown for financial reporting purposes.

(2)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY
The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.
For the calendar year 2016, the Fund will make a level monthly payment of  $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for Class I shares, $0.047 per share for Class W shares, and $0.043 per share for Class R shares. The level monthly payment amount for calendar year 2016 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.20% for Class A shares, 5.45% for Class C shares, 6.50% for Class I shares, 6.45% for Class W shares, and 5.95% for Class R shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of  $450 from their holdings in Class A shares, $410 from their holdings in Class C shares, $470 from their holdings in Class I shares, $470 from holdings in Class W shares, and $430 from holdings in Class R shares from the Fund during 2015.
The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.
Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.
While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.
Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.
MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS
In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.
The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.
RETURN OF CAPITAL
Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year-to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163309         (0416-062216)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a -2) is attached hereto as EX- 99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 8, 2016

By:	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 8, 2016